Income tax	12 Months Ended
Dec. 31, 2024
Texts Block [Abstract]
Income tax
7. Income tax

All figures in £ millions	Notes	2024	2023	2022
Current tax
Charge in respect of current year		(132)	(105)	(127)
Adjustments in respect of prior years		60	20	18
Total current tax charge		(72)	(85)	(109)
Deferred tax
In respect of temporary differences		8	(11)	29
Other adjustments in respect of prior years		(11)	(17)	1
Total deferred tax credit/(charge)	13	(3)	(28)	30
Total tax charge		(75)	(113)	(79)
The adjustments in respect of prior years in 2024 is primarily driven by the State Aid provision release (see page 176 for further
details), with 2024 and 2023 also being impacted by revising the previous year’s reported tax provision to reflect the tax returns subsequently filed. In 2022, the difference is primarily due to movements in provisions for tax uncertainties. This results in a change between deferred and current tax as well as an absolute benefit to the total tax charge.
The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the UK tax rate as follows:

All figures in £ millions	2024	2023	2022
Profit before tax	510	493	323
Tax calculated at UK rate (2024: 25%; 2023: 23.5%; 2022: 19%)	(127)	(116)	(62)
Effect of overseas tax rates	(1)	(1)	(12)
Effect of UK rate change	–	(1)	3
Net expense not subject to tax	3	(3)	(9)
Gains and losses on sale of businesses not subject to tax	–	5	2
Unrecognised tax losses	2	1	3
State Aid provision release	63	–	–
Movement in provisions for tax uncertainties – current year	(1)	(2)	(23)
Adjustments in respect of prior years – movement in provisions for tax uncertainties	(12)	1	13
Adjustments in respect of prior years – other	(2)	3	6
Total tax charge	(75)	(113)	(79)
UK	21	(54)	(41)
Overseas	(96)	(59)	(38)
Total tax charge	(75)	(113)	(79)
Tax rate reflected in earnings	14.7%	23.0%	24.5%

Key judgements

— The application of tax legislation in relation to provisions for uncertain tax positions.

Key areas of estimation

—  The level of provisions required in relation to uncertain tax positions is complex and each matter is separately assessed. The estimation of future settlement amounts is based on a number of factors including the status of the unresolved matter, clarity of legislation, range of possible outcomes and the statute of limitations.

Included in net income not subject to tax is the benefit of available tax credits less the impact of foreign taxes not creditable, the tax impact of share-based payments and other expenses not deductible.
Factors which may affect future tax charges include changes in tax legislation, transfer pricing regulations, the level and mix of profitability in different countries, and settlements with tax authorities.
The State Aid provision release of £63m is a result of the Court of Justice of the European Union (‘CJEU’) handing down its decision on 19 September 2024 determining that the United Kingdom controlled foreign company group financing partial exemption (‘FCPE’) did not constitute State Aid. Previously, on 25 April 2019, the European Commission published its final decision that the UK FCPE partially constituted State Aid. This decision was appealed by the UK Government, and other parties. Notwithstanding these appeals, the UK was obliged to recover the deemed unlawful State Aid with Charging Notices issued in 2021. On 8 June 2022, the EU General Court found in the Commission’s favour resulting in a further appeal to the CJEU by the UK Government and other parties. As a consequence of the CJEU’s decision on 19 September 2024, the Commission’s decision was annulled in full and the judgment of the EU General Court set aside. In light of this, the Group has now fully released the £63m provision for tax and £5m provision for interest on tax held in relation to this matter, leaving on the balance sheet a receivable for the £97m tax and £8m interest on tax paid under the Charging Notices issued by HMRC in 2021. These receivables have been disclosed as current assets. In addition HMRC Guidance issued to facilitate these pending repayments confirms that interest will be paid on the tax element of the amounts previously collected and a £9m interest accrual has also therefore been recorded.
The movement in provisions for tax uncertainties primarily reflects reassessment of existing exposures based on currently available information and tax authority correspondence, releases due to the expiry of relevant statutes of limitation and settlement of certain audits. The current tax liability of £32m (2023: £32m) includes £35m (2023: £27m) of provisions for tax uncertainties, whilst the net deferred income tax liability of £11m (2023: £11m) includes £25m (2023: £23m) of provisions for tax uncertainties, both principally in respect of several matters in the US and the UK. This includes matters under enquiry from the UK tax authorities with the relevant years being 2019 to 2021, as previously disclosed in note 34 of the 2023 Annual Report.
The Group is currently under audit in several countries, and the timing of any resolution of these audits is uncertain. In most countries, tax years up to and including 2018 are now statute barred from examination by tax authorities, however, a balance of £
16
m relates to certain remaining open issues. Of the remaining £44m balance, £21m relates to 2019, £9m to 2020, £6m to 2021, £3m to 2022, £3m to 2023 and £2m to 2024. The tax authorities may take a different view from management and the final liability may be greater or lower than provided.
Refer to note 34 for details of other uncertain tax positions.
UK legislation in relation to Pillar Two was substantively enacted on 20 June 2023 and is effective from 1 January 2024. The Group is in scope of this legislation and has performed an assessment of the Group’s potential exposure to Pillar Two income taxes based on the most recent financial information available for the constituent entities in the Group. Based on this assessment, the Pillar Two effective tax rates in most of the jurisdictions in which the Group operates are above 15%. However, there are a limited number of jurisdictions where the transitional safe harbour relief does not apply, and the Pillar Two effective tax rate is close to 15%. The Group has concluded that it does not have a material exposure to Pillar Two income taxes in those jurisdictions. In addition, we note US President Trump’s Executive
Order of 20 January 2025
withdrawing the US from the Pillar Two agreement; this development does not impact our assessment of Pillar Two for 2024.
The tax benefit/(charge) recognised in other comprehensive income is as follows:

All figures in £ millions	2024	2023	2022
Net exchange differences on translation of foreign operations	2	–	4
Fair value gains on other financial assets	–	–	1
Remeasurement of retirement benefit obligations	(2)	20	(12)
	–	20	(7)